Share capital	12 Months Ended
Dec. 31, 2017
Statement [Line Items]
Share capital [Text Block]
12.	Share capital:

a)	Authorized:

Unlimited number of common shares with no par value.

Unlimited number of preferred shares, of which none have been issued.

b)	Issued and outstanding:

	Number of
	shares	Amount

Balance at January 1, 2016 and December 31, 2017 and 2016 and 2015	64,056,876	$14,056,459

c)	Stock option plan:

Pursuant to resolutions of the Board of Directors of the Company dated January 9, 2013, the Company established a stock option plan for its directors, officers, consultants and employees under which the Company may grant options to acquire a maximum number of common shares equal to 10% of the total issued and outstanding shares of the Company. At December 31, 2017 and 2016, no options have been issued under this plan.

d)	Warrants:

On January 19, 2013, the Company granted 5.0 million warrants to directors, officers and consultants. These performance warrants have an exercise price of $0.25 per warrant, but are only exercisable if the share price of the Company exceeds $1.00 per share for ten consecutive trading days, with a minimum of 100,000 shares traded over the same period. The fair value of these warrants was estimated to be $254,938 using the Black-Scholes pricing model based on a volatility of 98%, risk-free interest rate of 1.5%, expected life of 2 years and no dividend yield.

On January 18, 2015, the Company extended the warrants for two years, expiring January 18, 2017. All other terms remained the same. The incremental fair value with respect to extending the warrant term was not significant.

On January 18, 2017, all 5.0 million of the warrants expired out of the money and the estimated fair value of $254,938 was transferred to contributed surplus.